                                                                    Exhibit 2(c)



MALLESONS STEPHEN JAQUES

Amending Deed (Security Trust Deed)

Dated 13 September 2005

Lihir Gold Limited ("BORROWER")
ABN AMRO Australia Limited ("FACILITY AGENT" and "SECURITY TRUSTEE") Each person named in Schedule 1 ("CONTINUING FINANCIERS")
Each person named in Schedule 2 ("NEW FINANCIERS")
Each person named in Schedule 3 ("CONTINUING HEDGE COUNTERPARTIES") Each person named in Schedule 4 ("NEW HEDGE COUNTERPARTIES")
Niugini Mining Limited ("NML")
Niugini Mining (Australia) Pty Limited ("NMAL")

MALLESONS STEPHEN JAQUES
Level 60
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
Australia
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.mallesons.com
Re: YC:MYT:FVL 0251284492

Amending Deed (Security Trust Deed)
Contents

DETAILS                                                                        1
GENERAL TERMS                                                                  3

1   INTERPRETATION                                                             3
1.1 Terms defined in Security Trust Deed                                       3
1.2 Definitions                                                                3
1.3 Clauses from Security Trust Deed                                           3

2   AMENDMENTS                                                                 4
2.1 Initial amendments                                                         4
2.2 Effective Time amendments                                                  4
2.3 Consents and approvals                                                     4

3   RECTIFICATION                                                              4

4   DESIGNATION AND ACCESSION OF NEW BENEFICIARIES                             5

5   REPRESENTATIONS AND WARRANTIES                                             5

6   CONFIRMATION AND ACKNOWLEDGEMENT                                           5
6.1 Senior Finance Documents                                                   5
6.2 Designations and accession of new Beneficiaries                            6
6.3 Junior Beneficiaries                                                       6
6.4 Conflict                                                                   6
6.5 Security Trustee Document                                                  6

7   COSTS                                                                      6

SCHEDULE 1 - CONTINUING FINANCIERS                                             7
SCHEDULE 2 - NEW FINANCIERS                                                    9
SCHEDULE 3 - CONTINUING HEDGE COUNTERPARTIES                                  11
SCHEDULE 4 - NEW HEDGE COUNTERPARTIES                                         13
SIGNING PAGE                                                                  15
ANNEXURE A - FORM OF SECURITY TRUST DEED - INITIAL AMENDMENTS                 25
ANNEXURE B - FORM OF SECURITY TRUST DEED - EFFECTIVE TIME AMENDMENTS          26


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                               12 September 2005

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AMENDING DEED (SECURITY TRUST DEED)

Details

INTERPRETATION - definitions are in clause 1.

BORROWER         Name      LIHIR GOLD LIMITED

                 ARBN      069 803 998

                 Address   Level 7
                           Pacific Place
                           Cnr Champion Parade and Musgrave Street
                           Port Moresby
                           Papua New Guinea

                 Fax       +67 5 321 4705

                 Attention General Manager Financial and Commercial and
                           Chief Financial Officer

FACILITY AGENT   Name      ABN AMRO AUSTRALIA LIMITED

                 Capacity As agent for the Financiers under (and as defined in) the Syndicated Facility Agreement.

                 ABN       78 000 862 797

                 Address   Level 26, ABN AMRO Tower
                           88 Phillip Street
                           Sydney NSW 2000

                 Fax       +612 9259 5499

                 Attention Margaret Martin

SECURITY         Name      ABN AMRO AUSTRALIA LIMITED
TRUSTEE
                 Capacity  As trustee of the Security Trust

                 ABN       78 000 862 797

                 Address   Level 26 ABN AMRO Tower
                           88 Phillip Street
                           Sydney NSW 2000

                 Fax       +612 9259 5499

                 Attention Margaret Martin


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                               12 September 2005

CONTINUING                 Each person listed in schedule 1
FINANCIERS

NEW FINANCIERS             Each person listed in schedule 2

CONTINUING                 Each person listed in schedule 3
HEDGE
COUNTERPARTIES

NEW HEDGE                  Each person listed in schedule 4
COUNTERPARTIES

NML              Name      NIUGINI MINING LIMITED

                 Address   GPO Box 905
                           BRISBANE QUEENSLAND 4001

                 Fax       +617 3229 5950

                 Attention Company Secretary

NMAL             Name      NIUGINI MINING (AUSTRALIA) LIMITED

                 ABN       41 011 060 898

                 Address   GPO Box 905
                           BRISBANE QUEENSLAND 4001

                 Fax       +612 8299 8888

                 Attention Company Secretary

DATE OF          See Signing page
AMENDING DEED


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                               12 September 2005

AMENDING DEED (SECURITY TRUST DEED)

General terms

1    INTERPRETATION

1.1  TERMS DEFINED IN SECURITY TRUST DEED

     A term which has a defined meaning (including by reference to another document) in the Security Trust Deed has the same meaning when used in this deed, unless it is expressly defined in this deed, when the meaning in this deed prevails.

1.2  DEFINITIONS

     These meanings apply unless the contrary intention appears:

     EFFECTIVE TIME has the meaning given in the Refinancing Coordination Deed 2005.

     FUTURE ASSETS SECURITY means the Lihir Gold Future Assets Charge (Australia) dated 22 November 2000 between the Borrower and the Security Trustee.

     REFINANCING COORDINATION DEED 2000 means the deed so entitled between the Borrower, UBS AG, UBS Australia Limited, the Facility Agent, the Security Trustee, MRDC and others dated 22 November 2000.

     REFINANCING COORDINATION DEED 2005 means the deed by that name between the Borrower, the Facility Agent, the Security Trustee, the Continuing Financiers, and others dated on or about the date of this deed.

     SECURITY TRUST means the trust constituted under the Security Trust Deed.

     SECURITY TRUST DEED means the Lihir Gold Security Trust Deed dated 22 November 2000 between the Borrower, Facility Agent, Security Trustee, and others.

     SYNDICATED FACILITY AGREEMENT 2000 means the Syndicated Facility Agreement dated 22 November 2000 between the Borrower, Facility Agent, and others (as amended on 22 April 2005), and terminated in accordance with the Refinancing Coordination Deed 2005.

     SYNDICATED FACILITIES AGREEMENT 2005 means the Syndicated Facilities Agreement dated on or about the date of this deed between the Borrower, Facility Agent and others.

1.3  CLAUSES FROM SECURITY TRUST DEED

     Clauses 1.2 ("Interpretation") to 1.5 ("Limitation of liability"), 15 ("Notices"), 16.15 ("Counterparts") and 17 ("Governing law, jurisdiction and


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                               12 September 2005
     service of process") of the Security Trust Deed apply to this deed as if they were fully set out in this deed.

2    AMENDMENTS

2.1  INITIAL AMENDMENTS

     On and from the date of this deed, the Security Trust Deed is amended and restated in the form set out in Annexure A ("Form of Security Trust Deed -Initial Amendments").

2.2  EFFECTIVE TIME AMENDMENTS

     On and from the Effective Time, the Security Trust Deed is amended and restated in the form set out in Annexure B ("Form of Security Trust Deed -Effective Time Amendments").

2.3  CONSENTS AND APPROVALS

     (a) Each Beneficiary consents, in accordance with clause 3.7 ("Majority Senior Beneficiaries") of the Security Trust Deed to:

          (i) the amendment of the Security Trust Deed as contemplated by clause 2.1 ("Initial amendments") and clause 2.2 ("Effective Time amendments") of this deed; and

          (ii) the rectification of the Future Assets Security as contemplated by clause 3 ("Rectification") of this deed.

     (b) Each Senior Beneficiary approves, for the purpose of clause 5.3(c) ("Only certain obligations allowed") of the Security Trust Deed, the obligations set out in the Syndicated Facilities Agreement 2005 to the extent such obligations are not Hedge Transactions or Refinancing Debt.

3.   RECTIFICATION

     Each of the Security Trustee and the Borrower acknowledges and confirms that:

     (a) at the time the Future Assets Security was executed, it was the intention of the parties that the Future Assets Charge secured only the assets of the Borrower located or having a situs or taken by any legislation to be located or have a situs in Australia, which the Borrower acquired or to which the Borrower became entitled after the date of the Future Assets Security, excluding any present right, property or undertaking of the Borrower of whatever kind and wherever situated in existence on the date of the Future Assets Security;

     (b) the intention set out in (a) was not expressed correctly in certain definitions in the Future Assets Security;


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                               12 September 2005

     (c) the Future Assets Security is rectified such that the terms "Charged Property", "Mortgaged Property" and "Deposit" defined therein are limited to such assets or property which the Borrower acquires or to which the Borrower becomes entitled after the date of the Future Assets Security, but excluding any present right, property or undertaking of whatever kind and wherever situated in existence on the date of the Future Assets Security; and

     (d) the rectification of the Future Assets Security in (c) operates by way of a rectification ab initio and despite any other thing, the rights and obligations between themselves will be determined (and will be accepted by them to operate) as if that rectification operated ab initio.

4    DESIGNATION AND ACCESSION OF NEW BENEFICIARIES

     With effect from the Effective Time:

     (a) each New Financier and New Hedge Counterparty is bound by the terms of the Security Trust Deed as a Beneficiary in its capacity as a Senior Beneficiary under a Senior Finance Document as described below:

          (i)  Syndicated Facilities Agreement 2005; and

          (ii) each document referred to in the definition of Transaction Documents in the Syndicated Facilities Agreement 2005 that is not already a Senior Finance Document under the Security Trust Deed; and

     (b) each Senior Finance Document described in this clause 4 is a Finance Document for the purpose of the Security Trust Deed.

5    REPRESENTATIONS AND WARRANTIES

     The Borrower repeats the representations and warranties in clause 12.1 ("Representations, undertakings and Events of Default") of the Security Trust Deed on the date of this deed and at the Effective Time.

6    CONFIRMATION AND ACKNOWLEDGEMENT

6.1  SENIOR FINANCE DOCUMENTS

     Each party confirms that, other than:

     (a)  any terminated Hedge Contract;

     (b)  the Refinancing Coordination Deed 2000;

     (c) with effect from the Effective Time, the Syndicated Facility Agreement 2000; and


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                               12 September 2005

     (d) as provided for in clause 2 ("Amendments"),

     the Senior Finance Documents remain in full force and effect.

6.2  DESIGNATIONS AND ACCESSION OF NEW BENEFICIARIES

     Each party confirms and acknowledges that each New Financier and each New Hedge Counterparty will become a Beneficiary under and be bound by the Security Trust Deed.

6.3  JUNIOR BENEFICIARIES

     The Borrower represents and warrants that the Junior Debt has been Finally Paid to MRDC in its capacity as a Junior Creditor. With effect from the Effective Time, each party agrees, as between themselves, that the terms of the Security Trust Deed are suspended to the extent that such terms apply to MRDC.

6.4  CONFLICT

     If there is a conflict between the Senior Finance Documents and this deed, the terms of this deed prevail.

6.5  SECURITY TRUSTEE DOCUMENT

     The Borrower, the Security Trustee and each Senior Financier designate this deed as a Security Trustee Document.

7    COSTS

     The Borrower agrees that (without limitation) clause 13 ("Costs and indemnities") of the Security Trust Deed applies to and in respect of this deed.

EXECUTED as a deed.


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)             6
                               12 September 2005

AMENDING DEED (SECURITY TRUST DEED)

Schedule 1 - Continuing Financiers

Name        ABN AMRO BANK N.V.

ABN         84 079 478 612

Address     Level 5, ABN AMRO Tower
            88 Phillip Street
            SYDNEY NSW 2001

Fax         +612 8259 5433

Attention   Jeanette Willoughby, Credit Portfolio Management
            with copy to Yun Zhou, Loans Administration

Name        COMMONWEALTH BANK OF AUSTRALIA

ABN         48 123 123 124

Address     Level 5, 48 Martin Place
            SYDNEY NSW 2000

Fax         +612 9235 1197

Attention   Debbie Tkalcec, Loan Administration

Name        MACQUARIE BANK LIMITED

ABN         46 008 583 542

Address     Metals and Energy Capital Division
            Level 1, No. 1 Martin Place
            SYDNEY NSW 2000

Fax         +61 2 8232 3590

Attention   Maureen Connolly / Roslyn Sutherland, Manager

Name        SOCIETE GENERALE (AUSTRALIA BRANCH)

ARBN        092 516 286

Address     Level 21, 400 George Street
            SYDNEY NSW 2000

Fax         +612 9279 1151 / +612 9223 4181

Attention   Vince Calvi, Manager - Global Financing Operations /
            Brendan Delaney, Treasury Operations


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                               12 September 2005

Name        SOCIETE GENERALE (PARIS)

Address     Level 21, 400 George Street
            SYDNEY NSW 2000

Fax         +612 9279 1151 / +612 9221 4616

Attention   Vince Calvi, Manager - Global Financing Operations / Paul
            Fraser, Director - Commodity Derivatives


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)             8
                               12 September 2005

AMENDING DEED (SECURITY TRUST DEED)

Schedule 2 - New Financiers

Name        AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

ABN         11 005 357 522

Address     Level 17, 530 Collins Street
            MELBOURNE VICTORIA 3000

Fax         +613 9273 1544

Attention   Long Do, Manager's Assistant, Corporate and Structured Finance

Name        BAYERISCHE HYPO- UND VEREINSBANK AG, SINGAPORE BRANCH

Address     30 Cecil Street, #25-01
            Prudential Tower, SINGAPORE 049712

Fax         +65 6413 3714

Attention   Soo Lee Cheah, Associate Director / Mei Chi Tsen, Officer

Name        BNP PARIBAS - SINGAPORE BRANCH

Address     Tung Center - #03-00
            20 Collyer Quay
            SINGAPORE 049319

Fax         +65 6210 1355

Attention   Harrison Pou / Patsy Lim

Name        BANK OF WESTERN AUSTRALIA LTD.

ABN         22 050 494 454

Address     27/45 Clarence Street
            SYDNEY NSW 2000

Fax         +61 2 8235 0705

Attention   Manager, Derivative Transactions


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)             9
                               12 September 2005

Name        NATIONAL AUSTRALIA BANK LIMITED

ABN         12 004 044 937

Address     Level 33, 500 Bourke Street
            MELBOURNE VICTORIA 3000

Fax         +613 8641 0560 / 1300 764 759

Attention   Glenn Garrett, Analyst, Project Finance / Lending Administration

Name        NATEXIS BANQUES POPULAIRES, HONG KONG BRANCH

Address     12th Floor, CITIC Tower
            1 Tim Mei Avenue
            CENTRAL, HONG KONG

Fax         +852 2583 9801

Attention   Vivian Yeung / Christine Chan / Jammy Yip, Loan Administration and
            Customer Services Department

Name        WESTLB AG, SYDNEY BRANCH

ABN         70 076 170 039

Address     Level 29, 60 Margaret Street
            SYDNEY NSW 2000

Fax         +612 9777 8030

Attention   Joe Champion, Associate Director / Rosetta Pelle, Executive

Name        WESTPAC BANKING CORPORATION

ABN         33 007 457 141

Address     Level 3, 255 Elizabeth Street
            SYDNEY NSW 2000

Fax         +612 9284 8022

Attention   Svetlana Kolar, Deal Administrator


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            10
                               12 September 2005

AMENDING DEED (SECURITY TRUST DEED)

Schedule 3 - Continuing Hedge Counterparties

Name        ABN AMRO BANK N.V.

ABN         84 079 478 612

Address     Level 5, ABN AMRO Tower
            88 Phillip Street
            SYDNEY NSW 2001

Fax         +612 8259 5433

Attention   Jeanette Willoughby, Credit Portfolio Management with copy to
            Yun Zhou, Loans Administration

Name        COMMONWEALTH BANK OF AUSTRALIA

ABN         48 123 123 124

Address     Level 5, 48 Martin Place
            SYDNEY NSW 2000

Fax         +612 9235 1197

Attention   Debbie Tkalcec, Loan Administration

Name        J ARON & COMPANY

Address     Metals Department
            85 Broad Street
            New York, New York 10004
            UNITED STATES OF AMERICA

            with copy to

            Legal Department
            85 Broad Street
            New York, New York 10004
            UNITED STATES OF AMERICA

FAX         +1 212 797 7533 (Metals Department)

            +1 212 902 3876 (Legal Department)

Attention   Metals Department and Legal Department respectively


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            11
                               12 September 2005

Name        MACQUARIE BANK LIMITED

ABN         46 008 583 542

Address     Metals and Energy Capital Division
            Level 1, No. 1 Martin Place
            SYDNEY NSW 2000

Fax         +61 2 8232 3590

Attention   Maureen Connolly / Roslyn Sutherland, Manager

Name        MITSUI & CO PRECIOUS METALS INC.

ARBN        100 437 590

Address     Level 46, Gateway Building
            1 Macquarie Place
            Sydney NSW 2000

Fax         61 2 9256 9445

Attention   Simon Upperton - Branch Manager

Name        SOCIETE GENERATE

Address     Level 21, 400 George Street
            Sydney NSW 2000

Fax         +612 9279 1151 / +612 9221 4616

Attention   Vince Calvi, Manager - Global Financing Operations / Paul Fraser,
            Director - Commodity Derivatives

Name        SOCIETE GENERALE, AUSTRALIA BRANCH

ARBN        092 516 286

Address     Level 21, 400 George Street
            SYDNEY NSW 2000

Fax         +612 9279 1151 / +612 9223 4181

Attention   Vince Calvi, Manager - Global Financing Operations / Brendan
            Delaney, Treasury Operations


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                               12 September 2005

AMENDING DEED (SECURITY TRUST DEED)

Schedule 4 - New Hedge Counterparties

Name        AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

ABN         11 005 357 522

Address     Level 17, 530 Collins Street
            MELBOURNE VICTORIA 3000

Fax         +613 9273 1544

Attention   Long Do, Manager's Assistant, Corporate and Structured Finance

Name        BAYERISCHE HYPO- UND VEREINSBANK AG, SINGAPORE BRANCH

Address     30 Cecil Street, #25-01
            Prudential Tower, SINGAPORE 049712

Fax         +65 6413 3714

Attention   Soo Lee Cheah, Associate Director / Mei Chi Tsen, Officer

Name        BNP PARIBAS, SINGAPORE BRANCH

Address     Tung Center - #03-00
            20 Collyer Quay
            SINGAPORE 049319

Fax         +65 6210 1355

Attention   Harrison Pou / Patsy Lim

Name        BANK OF WESTERN AUSTRALIA LTD

ABN         22 050 494 454

Address     27/45 Clarence Street
            SYDNEY NSW 2000

Fax         +61 2 8235 0705

Attention   Manager, Derivative Transactions


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                               12 September 2005

Name        NATIONAL AUSTRALIA BANK LIMITED

ABN         12 004 044 937

Address     Level 33, 500 Bourke Street
            MELBOURNE VICTORIA 3000

Fax         +613 8641 0560 /1300 764 759

Attention   Glenn Garrett, Analyst, Project Finance / Lending
            Administration

Name        NATEXIS COMMODITY MARKETS LIMITED

Address     Capital House
            85 King William Street
            LONDON EC4N 7BL

Fax         +44 207 220 5200

Attention   Head of Legal and Risks with copy to Compliance Officer

Name        WESTLB AG, SYDNEY BRANCH

ABN         70 076 170 039

Address     Level 29, 60 Margaret Street
            SYDNEY NSW 2000

Fax         +612 9777 8030

Attention   Joe Champion, Associate Director / Rosetta Pelle, Executive

Name        WESTPAC BANKING CORPORATION

ABN         33 007 457 141

Address     Level 3, 255 Elizabeth Street
            SYDNEY NSW 2000

Fax         +612 9284 8022

Attention   Svetlana Kolar, Deal Administrator


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            14
                               12 September 2005

AMENDING DEED (SECURITY TRUST DEED)

Signing page

DATED: 13 September 2005

BORROWER

SIGNED SEALED AND                    )
DELIVERED by                         )
PAUL FULTON                          )
as attorney for LIHIR GOLD           )
LIMITED under power of attorney      )
dated 8 SEPTEMBER 2005               )
in the presence of:                  )
                                     )
                                     )
/s/ Arlene Colquhoun                 )   /s/ Paul Fulton
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
ARLENE COLQUHOUN                     )   no notice of revocation of the power of
-------------------------------------)   attorney
Name of witness (block letters)      )


FACILITY AGENT AND SECURITY TRUSTEE

SIGNED SEALED AND                    )
DELIVERED by                         )
ERWIN ELSTERMANN                     )
as attorney for ABN AMRO             )
AUSTRALIA LIMITED under              )
power of attorney dated              )
12 SEPTEMBER 2005                    )
in the presence of:                  )
                                     )
                                     )
/s/ Charles Dowsett                  )   /s/ Erwin Elstermann
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
CHARLES DOWSETT                      )   no notice of revocation of the power
-------------------------------------)   of attorney
Name of witness (block letters)      )


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                               12 September 2005

CONTINUING FINANCIER AND CONTINUING HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
ERWIN ELSTERMANN                     )
as attorney for ABN AMRO BANK        )
N.V. under power of attorney dated   )
12 SEPTEMBER 2005                    )
in the presence of:                  )
                                     )
                                     )
/s/ Charles Dowsett                  )   /s/ Erwin Elstermann
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
CHARLES DOWSETT                      )   no notice of revocation of the power
-------------------------------------)   of attorney
Name of witness (block letters)      )


NEW FINANCIER AND NEW HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
ROHAN MENON                          )
as attorney for AUSTRALIA AND        )
NEW ZEALAND BANKING                  )
GROUP LIMITED under power of         )
attorney dated                       )
18 NOVEMBER 2002                     )
in the presence of:                  )
                                     )
                                     )
/s/ Daniel Ota                       )   /s/ Rohan Menon
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
DANIEL OTA                           )   no notice of revocation of the power
-------------------------------------)   of attorney
Name of witness (block letters)      )


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                               12 September 2005

NEW FINANCIER AND NEW HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
Yuen-Yee Cho                         )
as attorney for BAYERISCHE           )
HYPO- UND VEREINSBANK AG,            )
SINGAPORE BRANCH under               )
power of attorney dated              )
9 SEPTEMBER 2005                     )
in the presence of:                  )
                                     )
                                     )
/s/ Lisa Wong                        )   /s/ Yuen-Yee Cho
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
LISA WONG                            )   no notice of revocation of
-------------------------------------)   the power of attorney
Name of witness (block letters)      )



NEW FINANCIER AND NEW HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
BRUCE SPENCER                        )
and                                  )
PREMA BALAKRISHNAN                   )
as attorneys for BNP PARIBAS,        )
SINGAPORE BRANCH under               )
power of attorney dated              )
12 SEPTEMBER 2005                    )   /s/ Bruce Spencer
in the presence of:                  )   ---------------------------------------
                                     )
                                     )
/s/ Lisa Wong                        )   /s/ Prema Balakrishnan
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed each attorney
                                     )   states that they have received no
LISA WONG                            )   notice of revocation of the power of
-------------------------------------)   attorney
Name of witness (block letters)      )


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                               12 September 2005

NEW FINANCIER AND NEW HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
Yuen-Yee Cho                         )
as attorney for BANK OF              )
WESTERN AUSTRALIA LTD                )
under power of attorney dated        )
12 September 2005                    )
in the presence of:                  )
                                     )
                                     )
/s/ Lisa Wong                        )  /s/ Yuen-Yee Cho
-------------------------------------)  ----------------------------------------
Signature of witness                 )  By executing this deed the attorney
                                     )  states that the attorney has received
LISA WONG                            )  no notice of revocation of the power
-------------------------------------)  of attorney
Name of witness (block letters)      )

CONTINUING FINANCIER AND CONTINUING HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
SCOTT SPEEDIE                        )
as attorney for                      )
COMMONWEALTH BANK OF                 )
AUSTRALIA under power of             )
attorney dated 3 DECEMBER 2003       )
in the presence of:                  )
                                     )
                                     )
/s/ Lisa Wong                        )  /s/ Scott Speedie
-------------------------------------)  ----------------------------------------
Signature of witness                 )  By executing this deed the attorney
                                     )  states that the attorney has received
LISA WONG                            )  no notice of revocation of the power
-------------------------------------)  of attorney
Name of witness (block letters)      )



(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            18
                               12 September 2005

CONTINUING FINANCIER AND CONTINUING HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
KATIE CHOI                           )
and                                  )  /s/ Katie Choi
ROBERT MCROBBIE                      )  ----------------------------------------
as attorneys for MACQUARIE           )  Katie Choi
BANK LIMITED under power of          )  Associate Director
attorney dated 9 MAY 2005            )
in the presence of:                  )
                                     )  /s/ Robert McRobbie
                                     )  ----------------------------------------
/s/ Richard Crookes                  )  Robert McRobbie
-------------------------------------)  Senior Lawyer
Signature of witness                 )
                                     )  By executing this deed each attorney
RICHARD CROOKES                      )  states that they have received no
ASSOCIATE DIRECTOR                   )  notice of revocation of the power of
-------------------------------------)  attorney
Name of witness (block letters)      )



NEW FINANCIER AND NEW HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
STEPHEN MOTTERAM                     )
as attorney for NATIONAL             )
AUSTRALIA BANK LIMITED               )
under power of attorney dated 28     )
FEBRUARY 1991 AS AMENDED ON          )
18 JUNE 1998                         )
in the presence of:                  )
                                     )
                                     )
/s/ David Beattie                    )  /s/ Stephen Motteram
-------------------------------------)  ----------------------------------------
Signature of witness                 )  By executing this deed the attorney
                                     )  states that the attorney has received
DAVID BEATTIE                        )  no notice of revocation of the power
-------------------------------------)  of attorney
Name of witness (block letters)      )


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            19
                               12 September 2005

NEW FINANCIER AND NEW HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
Yuen-Yee Cho                         )
as attorney for NATEXIS              )
BANQUES POPULAIRES, HONG             )
KONG BRANCH under power of           )
attorney dated 12 SEPTEMBER 2005     )
in the presence of:                  )
                                     )
                                     )
/s/ Lisa Wong                        )  /s/ Yuen-Yee Cho
-------------------------------------)  ----------------------------------------
Signature of witness                 )  By executing this deed the attorney
                                     )  states that the attorney has received
LISA WONG                            )  no notice of revocation of the power
-------------------------------------)  of attorney
Name of witness (block letters)      )


NEW HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by Yuen-Yee Cho            )
                                     )
as attorney for NATEXIS              )
COMMODITY MARKETS                    )
LIMITED under power of attorney      )
dated 12 SEPTEMBER 2005              )
in the presence of:                  )
                                     )
                                     )
/s/ Lisa Wong                        )  /s/ Yuen-Yee Cho
-------------------------------------)  ----------------------------------------
Signature of witness                 )  By executing this deed the attorney
                                     )  states that the attorney has received
LISA WONG                            )  no notice of revocation of the power
-------------------------------------)  of attorney
Name of witness (block letters)      )


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            20
                               12 September 2005

CONTINUING FINANCIER AND CONTINUING HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
Yuen-Yee Cho                         )
as attorneys for SOCIETE             )
GENERALE under power of              )
attorney dated                       )
8 SEPTEMBER 2005                     )
in the presence of:                  )
                                     )
                                     )
/s/ Lisa Wong                        )  /s/ Yuen-Yee Cho
-------------------------------------)  ----------------------------------------
Signature of witness                 )   YUEN-YEE CHO
                                     )   ---------------------------------------
                                     )   By executing this deed each attorney
LISA WONG                            )   states that they have received
-------------------------------------)   no notice of revocation of their
Name of witness (block letters)      )   respective powers of attorney


CONTINUING FINANCIER AND CONTINUING HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
DAVID ROBERTS                        )
as attorneys for SOCIETE             )
GENERALE, AUSTRALIA                  )
BRANCH under power of attorney       )
dated 12 September 2005              )
in the presence of:                  )
                                     )  /s/ David Roberts
                                     )  ----------------------------------------
/s/ Lisa Wong                        )  DAVID ROBERTS
-------------------------------------)  ----------------------------------------
Signature of witness                 )  By executing this deed each attorney
                                     )  states that they have received no
LISA WONG                            )  notice of revocation of their
-------------------------------------)  respective powers of attorney
Name of witness (block letters)      )


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            21
                               12 September 2005

NEW FINANCIER AND NEW HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
Yuen-Yee Cho                         )
as attorneys for WESTLB AG,          )
SYDNEY BRANCH under power of         )
attorney dated                       )
9 SEPTEMBER 2005                     )
in the presence of:                  )
                                     )
                                     )
/s/ Lisa Wong                        )   /s/ Yuen-Yee Cho
-------------------------------------)   ---------------------------------------
Signature of witness                 )   YUEN-YEE CHO
                                     )   ---------------------------------------
LISA WONG                            )   By executing this deed each attorney
-------------------------------------)   states that they have received
Name of witness (block letters)      )   no notice of revocation of their
                                     )   respective powers of attorney

NEW FINANCIER AND NEW HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
NICHOLAS MARTIN                      )
as attorney for WESTPAC              )
BANKING CORPORATION under            )
power of attorney dated              )
17 JANUARY 2001                      )
in the presence of:                  )
                                     )   /s/ Nicholas Martin
                                     )   ---------------------------------------
/s/ Lisa Wong                        )   NICHOLAS MARTIN TIER 3 ATTORNEY
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
LISA WONG                            )   no notice of revocation of the power
-------------------------------------)   of attorney
Name of witness (block letters)      )


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            22
                               12 September 2005

JUNIOR BENEFICIARY

SIGNED SEALED AND                    )
DELIVERED by                         )
PAUL FULTON                          )
as attorney for NIUGINI MINING       )
LIMITED                              )
under power of attorney dated        )
9 SEPTEMBER 2005                     )
in the presence of:                  )
                                     )
                                     )
/s/ Arlene Colquhoun                 )   /s/ Paul Fulton
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
ARLENE COLQUHOUN                     )   no notice of revocation of the power of
-------------------------------------)   attorney
Name of witness (block letters)      )

JUNIOR BENEFICIARY

SIGNED SEALED AND                    )
DELIVERED by                         )
PAUL FULTON                          )
as attorney for NIUGINI MINING       )
(AUSTRALIA) PTY LIMITED              )
under power of attorney dated        )
2 SEPTEMBER 2005                     )
in the presence of:                  )
                                     )
                                     )
/s/ Arlene Colquhoun                 )   /s/ Paul Fulton
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
ARLENE COLQUHOUN                     )   no notice of revocation of the power
-------------------------------------)   of attorney
Name of witness (block letters)      )


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            23
                               12 September 2005

CONTINUING HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
SIMON PATRICK UPPERTON               )
as attorney for MITSUI & CO          )
PRECIOUS METALS INC. under           )
power of attorney dated              )
13 FEBRUARY 2004                     )
in the presence of:                  )
                                     )
                                     )
/s/ Lisa Wong                        )   /s/ Simon Patrick Upperton
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
LISA WONG                            )   no notice of revocation of the power
-------------------------------------)   of attorney
Name of witness (block letters)      )


CONTINUING HEDGE COUNTERPARTY

SIGNED SEALED AND                    )
DELIVERED by                         )
                                     )
-------------------------------------)
as attorney for J ARON &             )
COMPANY under power of attorney      )
dated                                )
                                     )
------------------------------------ )
in the presence of:                  )
                                     )
                                     )
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
-------------------------------------)   no notice of revocation of the power
Name of witness (block letters)      )   of attorney


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            24
                               12 September 2005

AMENDING DEED (SECURITY TRUST DEED)

Annexure A - Form of Security Trust Deed - Initial Amendments


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            25
                               12 September 2005

AMENDING DEED (SECURITY TRUST DEED)

Annexure B - Form of Security Trust Deed - Effective Time Amendments


(C) Mallesons Stephen Jaques   Amending Deed (Security Trust Deed)            26
                               12 September 2005